SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 30, 2004

ALLIANCE IMAGING, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16609	33-0239910
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1900 S. State College Blvd., Suite 600, Anaheim, California 92806

(Address of principal executive offices, including zip code)

714-688-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 5:   Other Events and Required FD Disclosure.

On March 30, 2004, the Registrant issued a press release announcing the retirement of Kenneth S. Ord, the Registrant’s Chief Financial Officer.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7:   Financial Statements, Pro Forma Financial Information and Exhibits.

(c)           Exhibits.

The following exhibits are filed with this Form 8-K:

99.1         Press Release dated March 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2004	ALLIANCE IMAGING, INC.

	By:	/s/ PAUL S. VIVIANO
		Name:	Paul S. Viviano
		Title:	Chairman of the Board of Directors, Chief Executive Officer (Principal Executive Officer) and President

Exhibit Index

Exhibit 99.1	Press Release dated March 30, 2004.